UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 2, 2007

JPMORGAN CHASE & CO.
(Exact Name of Registrant as Specified in Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

001-05805		13-2624428
(Commission File Number)		(IRS Employer Identification No.)

270 Park Avenue, New York, NY		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following Exhibits are incorporated by reference into the Registration Statement on Form S-3ASR (333-130051) of JPMorgan Chase & Co. (the “Registrant”) as exhibits thereto and are filed as part of this Current Report.

8.1	Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to the S&P 500® Index due November 14, 2008
8.2
Tax Opinion of Davis Polk & Wardwell relating to Notes Linked to a Weighted Basket of Three Buffered Return Enhanced Components, Consisting of the Dow Jones EURO STOXX 50® Index, the FTSE™ 100 Index and the Nikkei 225 Index due November 13, 2008

8.3	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due May 7, 2008 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.4	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due November 7, 2008 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.5	Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to the NASDAQ-100 Index® due January 7, 2009
8.6
Tax Opinion of Davis Polk & Wardwell relating to Bearish Return Enhanced Notes Linked Inversely to American Depositary Shares, Each Representing One Class A Ordinary Share of Baidu.com, Inc. due January 4, 2008

8.7	Tax Opinion of Davis Polk & Wardwell relating to Knock-Out Return Enhanced Notes Linked to the iShares® MSCI Emerging Markets Index Fund due December 5, 2008
8.8	Tax Opinion of Davis Polk & Wardwell relating to Principal Protected Dual Directional Notes Linked to a Weighted Basket Consisting of Three Commodities and Three Commodity Indices due November 5, 2010
8.9	Tax Opinion of Davis Polk & Wardwell relating to 16.50% Reverse Exchangeable Notes due November 7, 2008 Linked to the Common Stock of Citigroup Inc.
8.10	Tax Opinion of Davis Polk & Wardwell relating to 5.75% (equivalent to 11.50% per annum) Reverse Exchangeable Notes due May 8, 2008 Linked to the Common Stock of Exxon Mobil Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO. (Registrant)

By:	/s/ Neila B. Radin
	Name:	Neila B. Radin
	Title:	Senior Vice President

Dated: November 6, 2007

EXHIBIT INDEX

Exhibit Number	Description
8.1	Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to the S&P 500® Index due November 14, 2008
8.2
Tax Opinion of Davis Polk & Wardwell relating to Notes Linked to a Weighted Basket of Three Buffered Return Enhanced Components, Consisting of the Dow Jones EURO STOXX 50® Index, the FTSE™ 100 Index and the Nikkei 225 Index due November 13, 2008

8.3	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due May 7, 2008 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.4	Tax Opinion of Davis Polk & Wardwell relating to Reverse Exchangeable Notes due November 7, 2008 Each Linked to the Common Stock of a Different Single Reference Stock Issuer
8.5	Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to the NASDAQ-100 Index® due January 7, 2009
8.6
Tax Opinion of Davis Polk & Wardwell relating to Bearish Return Enhanced Notes Linked Inversely to American Depositary Shares, Each Representing One Class A Ordinary Share of Baidu.com, Inc. due January 4, 2008

8.7	Tax Opinion of Davis Polk & Wardwell relating to Knock-Out Return Enhanced Notes Linked to the iShares® MSCI Emerging Markets Index Fund due December 5, 2008
8.8	Tax Opinion of Davis Polk & Wardwell relating to Principal Protected Dual Directional Notes Linked to a Weighted Basket Consisting of Three Commodities and Three Commodity Indices due November 5, 2010
8.9	Tax Opinion of Davis Polk & Wardwell relating to 16.50% Reverse Exchangeable Notes due November 7, 2008 Linked to the Common Stock of Citigroup Inc.
8.10	Tax Opinion of Davis Polk & Wardwell relating to 5.75% (equivalent to 11.50% per annum) Reverse Exchangeable Notes due May 8, 2008 Linked to the Common Stock of Exxon Mobil Corporation